SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 20, 1999

                                Case Corporation
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                  1-13098                      76-0433811
       --------                 --------                      ----------
   (State or other           (Commission File                (IRS Employer
   jurisdiction of               Number)                     Identification
    incorporation)                                              Number)

            700 State Street, Racine, Wisconsin          53404
            ---------------------------------------------------
             (Address of principal executive offices) (zip code)

                                 (414) 636-6011
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.     Other Events

      On July 20, 1999, the registrant issued the press release included as
Exhibit 99 to this report and incorporated by reference herein announcing the registrant's second quarter earnings.








                                      -1-
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Item 7.     Financial Statements and Exhibits

(c)         Exhibits.

            99 Press release of registrant dated July 20, 1999.




                                      -2-

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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CASE CORPORATION

                                    By:     /s/ Kevin J. Hallagan
                                    Name:   Kevin J. Hallagan
                                    Title:  Associate General Counsel and
                                            Assistant Secretary

Date:  July 23, 1999

EXHIBIT INDEX

99       Press release of registrant dated July 20, 1999.